SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR MANAGED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Managed Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 12, 2025, the Board of Trustees of Pacific Select Fund (the “Trust”) approved a name change for the Fund to Total Return Portfolio effective May 1, 2025. As a result, effective May 1, 2025, all references to “Managed Bond Portfolio” will be replaced with “Total Return Portfolio (formerly named Managed Bond Portfolio).”

In the Principal Investment Strategies subsection, the following will be added as the last paragraph:

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

•	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.